UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

PHI GROUP, INC.

(n/k/a PHILUX GLOBAL GROUP INC.‚

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreements

First Amendment to the Investment Commitment Agreement signed February 21, 2023 among Philux Global Group Inc (f/k/a PHI GROUP, INC.), Philux Global Funds SCA, SICAV-RAIF, Philux Global Vietnam Investment and Development Company Limited and Saigon Silicon City Joint Stock Company.

Effective March 21, 2023, PHI Group, Inc., the Registrant, (n/k/a Philux Global Group Inc.) and Saigon Silicon City JSC signed an amendment to amend Article 2 of the afore-mentioned Investment Commitment Agreement as follows:

“2. Time frame. Due to additional administrative and legal requirements in connection with the Investor’s release of funds, within thirty days of the signing of this Amendment, the Investor will provide or cause to be provided fifty million U.S. dollars (USD 50,000,000) for the Company to resume the implementation of its building plan. Additional amounts of capital will be provided to the Company by the Investor at various intervals as needed to ensure uninterrupted construction until the completion of the project.”

The foregoing description of the first Amendment to said Investment Commitment Agreement is qualified in its entirety by reference to the full text of said notice, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	First Amendment to Investment Commitment Agreement between the Registrant and Saigon Silicon City Joint Stock Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2023

PHI GROUP INC. (n/k/a PHILUX GLOBAL GROUP, INC.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO